EXHIBIT 10.1




                                HOWELL CORPORATION
                        1997 NONQUALIFIED STOCK OPTION PLAN


     SECTION 1. Purpose of the Plan. The purpose of this Howell Corporation 1997 Nonqualified Stock Option Plan ("Plan") is to encourage ownership of common stock, $1.00 par value ("Common Stock"), of Howell Corporation, a Delaware corporation (the "Company"), by employees and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees and directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that the Plan will further strengthen the identification of employees and directors with the stockholders. The options granted under this Plan shall be nonqualified options which are not intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code") (the options shall hereinafter be referred to as "Nonqualified Options"), as provided in the agreements evidencing the Nonqualified Options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

     SECTION 2. Administration of the Plan.

     (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall so direct by resolutions thereof, the Stock Option Committee of the Board. The Board while administering the Plan and the Stock Option Committee shall hereinafter be referred to as the "Committee." If the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Stock Option Committee unless he is a Non-Employee Director within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") under the Exchange Act ("Rule 16b-3").

     (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

     (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

     SECTION 3. Stock Reserved for the Plan. Subject to adjustment as provided in Sections 6(g) and 8 hereof, the aggregate number of shares of Common Stock that may be optioned under the Plan is 538,800. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Nonqualified Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the Nonqualified Options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Nonqualified Option lapse, expire or be canceled prior to its exercise in full, the shares theretofor subject to such Nonqualified Option may not be made subject to another Nonqualified Option under the Plan.

     SECTION 4. Eligibility. The persons eligible to participate in the Plan as a recipient of Nonqualified Options ("Optionee") shall include only employees and directors of the Company or its Affiliates at the time the Nonqualified Option is granted. An employee who has been granted a Nonqualified Option here under may be granted an additional Nonqualified Option or Nonqualified Options, if the Committee shall so determine.

     SECTION 5. Grant of Nonqualified Options. Except where the Committee has explicitly given the authority to some other individual, the Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those employees and directors of the Company or its Affiliates who are to receive Nonqualified Options under the Plan, and (ii) to determine the number of shares of Common Stock to be covered by such Nonqualified Options and the terms thereof. If the Company is subject to Section 16 of the Exchange Act, the Committee shall specifically pre-approve each grant to each Optionee subject to Section 16(b) of the Exchange Act in accordance with Rule 16b-3 as amended, unless such grant is or will be otherwise exempt from Section 16(b) of the Exchange Act. The Committee shall thereupon grant Nonqualified Options in accordance with such determinations as evidenced by a written Nonqualified Option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the Nonqualified Option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     SECTION 6. Terms and Conditions. Each Nonqualified Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

     (a) Option Period. The Committee shall promptly notify the Optionee of the Nonqualified Option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the Nonqualified Option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the Nonqualified Option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each Nonqualified Option agreement shall specify the period for which the Nonqualified Option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the Nonqualified Option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the Nonqualified Option may be amended prior to its expiration, with the approval of the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant.

     (b) Option Price. The purchase price of each share of Common Stock subject to each Nonqualified Option granted pursuant to the Plan shall be determined by the Committee at the time the Nonqualified Option is granted. The Committee shall set the purchase price for each share subject to a Nonqualified Option at such price as the Committee in its sole discretion shall determine, provided that the purchase price of each share of Common Stock subject to a Nonqualified Option shall not be less than 50% of the fair market value of a share of Common Stock on the day immediately preceeding the date on which the option is granted.

     For all purposes under the Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Common Stock as reported in The Wall Street Journal's NYSE - Composite Transactions listing for such day (corrected for obvious typographical errors) on that date, or if no prices are reported in such listing on that date, then the mean of the reported high and low sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the mean of the reported high and low sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the mean between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the mean closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Committee in good faith.

     (c) Procedure for Exercise. Nonqualified Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the Nonqualified Option is being exer-cised. Such notice shall be accompanied by cash or cashier's check, bank draft, postal or express money order payable to the order of the Company, or at the option of the Committee, in Common Stock theretofore owned by such Optionee (or any combination of cash and Common Stock). Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An Optionee shall be deemed to be a stockholder with respect to shares covered by a Nonqualified Option on the date the Company receives such written notice and such option payment. The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to permit an Optionee to satisfy the purchase price of the shares as to which a Nonqualified Option is exercised by delivery of the Optionee's promissory note, such note to be subject to such terms and conditions as the Committee may determine. The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to cause the Company to loan to an Optionee funds, on such terms and conditions as the Committee may determine to be appropriate, sufficient for the Optionee to pay the purchase price of the shares as to which a Nonqualified Option is to be exercised.

     As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Nonqualified Option has been so exercised, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6(c).

     (d) Termination of Employment. If an employee to whom a Nonqualified Option is granted ceases to be employed by the Company for any reason or if a director to whom a Nonqualified Option is granted ceases to serve on the Board for any reason, any Nonqualified Option which is exercisable on the date of such termination of employment or cessation from the Board may be exercised for period not to exceed the shorter of (i) six months from the date of the Optionee's termination of employment or cessation from the Board or (ii) the remaining option period established for the Nonqualified Option pursuant to
Section 6(a) above.

     (e) Assignability. A Nonqualified Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, a Nonqualified Option shall be exercisable only by him.

     (f) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to shares covered by a Nonqualified Option until the option is exercised by the written notice and accompanied by payment as provided in Section (c) above.

     (g) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the Nonqualified Option is then exercisable shall at any time be changed or exchanged by a subdivision or consolidation of shares of Common Stock or other capital readjustment, a declaration of a stock dividend, stock split, or combi nation of shares, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any Nonqualified Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

     (h) Acceleration of Nonqualified Options. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Nonqualified Options theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Committee may in its sole discretion accelerate the time at which any Nonqualified Option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6, and is authorized at any time (with the consent of the Optionee) to purchase Nonqualified Options pursuant to Section 7.

SECTION 7.  Relinquishment of Nonqualified Options.


     (a) The Committee, in granting Nonqualified Options hereunder, shall have discretion to determine whether or not Nonqualified Options shall include a right of relinquishment as hereinafter provided by this Section 7. The Committee shall also have discretion to determine whether a Nonqualified Option agreement evidencing a Nonqualified Option initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any Nonqualified Option granted hereunder or in any Nonqualified Option agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with clause (i) hereof, any Nonqualified Option granted under this Plan, and the Nonqualified Option agreement evidencing such Nonqualified Option, may provide:

          (i) That the Optionee, or his heirs or other legal representatives to the extent entitled to exercise the Nonqualified Option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the Nonqualified Option (to the extent then exercisable) for a number of shares of Common Stock, for an amount of cash or for a combination of Common Stock and cash to be determined in accordance with the following provisions of this clause (i):

               (A) The written notice of exercise of such right of relinquishment shall state the percentage, if any, of the Appreciated Value (as defined below) that the Optionee elects to receive in cash ("Cash Percentage"), such Cash Percentage to be in increments of 10% of such Appreciated Value up to 100% thereof;

               (B) The number of shares of Common Stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (A) the difference between (I) the Appreciated Value and (II) the result obtained by multiplying the Appreciated Value and the Cash Percentage by (B) the then current market value per share of Common Stock;

               (C) The amount of cash payable pursuant to such relinquishment shall be an amount equal to the Appreciated Value less the aggregate current market value of the Common Stock issued pursuant to such relinquishment, if any, which cash shall be paid by the Company subject to such conditions as are deemed advisable by the Committee to permit compliance by the Company with the withholding provisions applicable to employers under the Code and any applicable state income tax laws;

               (D) For the purpose of this clause (i), "Appreciated Value" means the excess of (x) the aggregate current market value of the shares of Common Stock covered by the Nonqualified Option or the portion thereof to be relinquished over (y) the aggregate purchase price for such shares specified in such Nonqualified Option;

          (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered;

          (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Section 6(b); and

          (iv) That the Nonqualified Option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, (B) the Committee shall consent to the election of the holder to relinquish such Nonqualified Option in whole or in part for cash as set forth in such written notice of relinquishment and (C) the holder of such Nonqualified Option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

     (b) The Committee, in granting Nonqualified Options hereunder, shall have discretion to determine the terms upon which such Nonqualified Options shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and Nonqualified Options outstanding, and option agreements evidencing such Nonqualified Options, may be amended, if necessary, to permit such exemption. If a Nonqualified Option is relinquished, such Nonqualified Option shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the Nonqualified Option or part thereof which is relinquished, and no further Nonqualified Option may be granted covering such shares of Common Stock.

     (c) Neither any Nonqualified Option nor any right to relinquish the same to the Company as contemplated by this Section 7 shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

     SECTION 8.   Corporate Transactions.

     (a) The existence of outstanding Nonqualified Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange, shareholders of the Company receive any shares of Common Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Nonqualified Options an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Common Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction); provided, however, that all such Nonqualified Options may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to each Optionee or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding Nonqualified Options, without regard to the installment provisions set forth in the Nonqualified Option agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling Nonqualified Options as contemplated above, elect (i) to reduce the purchase price for each share of Common Stock subject to an outstanding Nonqualified Option by an amount equal to the fair market value, as determined in accordance with the provisions of Section 6(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Common Stock subject to each Nonqualified Option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

     (c) The Committee may, in its sole discretion, provide that a Nonqualified Option shall become fully exercisable upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

     (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Nonqualified Options granted hereunder.

     SECTION 9. Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any Nonqualified Option theretofore granted.

     SECTION 10. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Nonqualified Options thereunder, and the obligation of the Company to sell and deliver shares under such Nonqualified Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     SECTION 11. Purchase for Investment. Unless the Nonqualified Options and shares of Common Stock issuable upon the exercise of the Nonqualified Options issued pursuant to this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising a Nonqualified Option under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     SECTION 12.  Taxes.

     (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Nonqualified Options granted under this Plan.

     (b) Notwithstanding the terms of Section 12(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid; provided that such tax withholding or stock delivery right was specifically pre-approved by the Committee as a feature of the Nonqualified Option or is otherwise approved in accordance with Rule 16b-3. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee.

     SECTION 13. Replacement of Nonqualified Options . The Committee from time to time may permit an Optionee under the Plan to surrender for cancellation any unexercised outstanding Nonqualified Option and receive from the Company in exchange a Nonqualified Option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding Nonqualified Option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

     SECTION 14. No Right to Company Employment. Nothing in this Plan or as a result of any Nonqualified Option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The Nonqualified Option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     SECTION 15. Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

     (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having the lawful issuance and sale of any shares hereunder; and

     (b) Tax Consequences. Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any Nonqualified Option granted hereunder.

     SECTION 16. Effectiveness and Expiration of Plan. The Plan shall be effective on the date the Board approves the Plan and shall expire ten years after such date. Thereafter, no Nonqualified Option shall be granted pursuant to the Plan.

     SECTION 17. Non-Exclusivity of the Plan. The adoption by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock nonqualified options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 18. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.


     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board on May 14, 1997 (the "Date of Adoption"), Howell Corporation has caused this document to be duly executed in its name and behalf by an officer thereunto duly authorized as of the Date of Adoption.

                              HOWELL CORPORATION


                              By: /s/ ROBERT T. MOFFETT
                                 _______________________
                                 Name: Robert T. Moffett
                                 Title: Vice President, General Counsel
                                        and Secretary